SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 19, 2002

                        Commission File Number: 000-33231

                               SRM Networks, Inc.
                               ------------------
             (Exact name of registrant as specified in its charter)

Nevada                                                              95-4868120
------                                                              ----------
(State or other                           (I.R.S. Employer Identification No.)
jurisdiction of
incorporation or
organization)

1241 North Central Avenue, Suite 7,                                      91202
Glendale, California                                                     -----
---------------------
(Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code: (818) 243.1181










                             Michael J. Muellerleile
                                  MC Law Group
                          4100 Newport Place, Suite 660
                         Newport Beach, California 92660
                                 (949) 250-8655
                            Facsimile: (949) 250-8656

                                   Page 1 of 4
                      Index to Exhibits specified on Page 3

Item 1. Changes in Control of Registrant.

On February 15, 2002, Mr. Barcikowski was appointed as a director of SRM Networks, Inc., a Nevada corporation ("Registrant"). On February 19, 2002, Mr. Barcikowski purchased 27,500,000 shares of common stock from Scott Sherman and Brad Thompson, the officers and directors of the Registrant, in exchange for $55,000. The source of that $55,000 was the personal funds of Mr. Barcikowski. On February 21, 2002, Scott Sherman resigned as the President, Secretary and a director of the Registrant. On February 21, 2002, Brad Thompson resigned as the Treasurer, Chief Financial Officer and a director of the Registrant. On February 21, 2002, Mr. Barcikowski was appointed as the President, Secretary, and Treasurer of the Registrant. As a result of this transaction, Mr. Barcikowski directly and personally owns 27,500,000 shares of the Issuer's common stock which comprises 77.52% of the Issuer's total issued and outstanding shares. Mr. Barcikowski has sole voting and dispositive power as to the 27,500,000 shares he owns directly.

The following table sets forth certain information regarding the beneficial ownership of our common stock as of February 21, 2002, by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of our directors and named executive officers, and all of our directors and executive officers as a group.

======================= ========================================== ======================================== =======================
    Title of Class                  Name and Address                          Amount and Nature                 Percent of Class
                                    of Beneficial Owner                       of Beneficial Owner
----------------------- ------------------------------------------ ---------------------------------------- -----------------------
Common Stock            Jan H. Barcikowski                                   27,500,000 shares,                      77.52%
                        Hegibach Strasse 22                                       director
                        8032 Zurich, Switzerland
----------------------- ------------------------------------------ ---------------------------------------- -----------------------
Common Stock            All directors and named executive                     27,500,000 shares                      77.52%
                        officers as a group
======================= ========================================== ======================================== =======================

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. In accordance with Securities and Exchange Commission rules, shares of the Registrant's common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees. Subject to community property laws, where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of the Registrant's common stock indicated as beneficially owned by them.


The Registrant is not aware of any arrangements which may result in "changes in control" as that term is defined by the provisions of Item 403 of Regulation S-B.


Item 6. Resignations of Registrant's Directors.

On February 21, 2002, Scott Sherman resigned as the President, Secretary and a director of the Registrant. The resignation is not the result of any disagreement with the registrant on any matter relating to the Registrant's operations, policies or practices. A copy of Mr. Sherman's resignation is filed as Exhibit 17.1 to this Form 8-K.

On February 21, 2002, Brad Thompson resigned as the Treasurer, Chief Financial Officer and a director of the Registrant. The resignation is not the result of any disagreement with the registrant on any matter relating to the Registrant's operations, policies or practices. A copy of Mr. Thompson's resignation is filed as Exhibit 17.2 to this Form 8-K.


Index to Exhibits

17.1     Resignation of Scott Sherman

17.2     Resignation of Brad Thompson

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         SRM Networks, Inc.


February 21, 2002               By:      /s/ Jan H. Barcikowski
                                         -------------------------------------
                                         Jan H. Barcikowski, President